SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 14: SUBSEQUENT EVENTS

On October 19,2021, the Company filed a Form S-1 Registration Statement (File no.333-260364) with the Securities and Exchange Commission for a public Offering to raise approximately $11 million dollars in an underwritten public offering. The next day the Company filed an application to list our common stock on the NASDAQ Capital Market under the symbol “MOBQ.” No assurances can be given that the public offering and up-listing will be successfully completed. In the event that the Offering is completed, the Company has allocated an estimated $1,600,000 to retire the loans of, Talos Victory Fund, LLC, Blue Lake Partners LLC and other unsecured short-term indebtedness.

In October 2021, the Company’s Board of Directors approved the 2021 Employment and Compensation Plan covering up to 1.1 million common shares. The plan must be approved by stockholders within one year in order to be able to grant incentive stock options under the Plan. The Board also approved the granting of ten-year options to purchase 635,000 common shares to officers, directors, employees and/or consultants at an exercise price equal to 110% of the public offering price of common shares expected to be sold in the public offering described in the preceding paragraph.

In the fourth quarter of 2021, Business Capital Providers assigned one of its Merchant Agreements and related debt described in note 6 above to non-affiliated third parties, which subsequently converted $89,100 in outstanding indebtedness into 13,103 common shares pursuant to their terms.

In the fourth quarter of 2021, the Company borrowed from a non-affiliated person $312,500 on a non-convertible three month loan with 20% original issue discount less fees of $30,000.